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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                               AUGUST 10, 2001

                               MAIL-WELL, INC.
           (Exact Name of Registrant as Specified in its Charter)

                                  COLORADO
               (State or Other Jurisdiction of Incorporation)

             1-12551                                  84-1250533
     (Commission File Number)            (IRS Employer Identification Number)

                8310 S. VALLEY HWY. #400, ENGLEWOOD, CO 80112
             (Address of principal executive offices) (Zip Code)

                                303-790-8023
            (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

Effective August 7, 2001, the company entered into a Fourth Amendment to Credit Agreement.

ITEM 7.  EXHIBITS

10.1*    Fourth Amendment to Credit Agreement dated as of August 7, 2001.

* Confidential treatment has been requested for a portion of this exhibit. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.






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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                               Mail-Well, Inc.
                               ---------------
                                (Registrant)


                               By: /s/Robert Meyer
                                   -----------------------------------
                                   Robert Meyer
                                   Vice President-Treasurer and Tax

Date:    August 9, 2001